UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverway, Suite 1700
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SES	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Additional Interim Financing

On February 19, 2020, Synthesis Energy Systems, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain holders of the Company’s 11% Senior Secured Convertible Debentures, pursuant to which, among other things, the holders purchased, in accordance with a private placement offering of the Company, $450,000 in principal amount of additional 11% Senior Secured Convertible Debentures (together, the “Additional Interim Debentures”) and warrants exercisable for up to 300,004 shares of common stock, half of which are Series A common stock purchase warrants and half of which are Series B common stock purchase warrants (together, the “Additional Interim Warrants”). The Additional Interim Debentures and Additional Interim Warrants are issued on substantially the same terms as the debentures and warrants issued in October 2019, provided that the debentures include an adjustment to the conversion price in the event of certain dilutive equity issuances by the Company.

As compensation for its services, the Company paid to T.R. Winston & Company, LLC (the “Placement Agent”): (i) a cash fee of $31,500 (representing an aggregate fee equal to 7% of the face amount of the Additional Interim Debentures); and (ii) a warrant to purchase 22,500 shares of Common Stock (the “Placement Agent Warrant”). We have also agreed to reimburse certain expenses of the Placement Agent. The Placement Agent Warrant has been issued on substantially the same terms as the Additional Interim Warrants.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the forms of the Securities Purchase Agreement, the Additional Interim Debentures and the Additional Interim Warrants which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated by reference herein in their entirety.

Additional AFE Loan

On February 18, 2020, the Company entered into an amended loan agreement (the “Loan Agreement”) with Australian Future Energy Pty Ltd (“AFE”), amending the loan agreement entered into with AFE in October 2019. The Loan Agreement contemplates that the Company will loan a portion of the $2,450,000 proceeds that it received under the securities purchase and exchange agreement dated October 10, 2019 between the Company and certain of the holders of the Company’s 11% Senior Secured Convertible Debentures issued in October 2017 (the “Purchase and Exchange Agreement”), as well as under the Securities Purchase Agreement.

The Company previously loaned $350,000 to AFE at the time of entering into the original loan agreement, and has loaned an additional $100,000 out of the proceeds of the Additional Interim Debentures. An additional $115,000 will be loaned to AFE upon the receipt of the next tranche of funds by the Company under the Purchase and Exchange Agreement. These loaned amounts are due in full within five days following the closing of the transactions contemplated by the Agreement and Plan of Merger by and among the Company, SES Merger Sub, Inc. and AFE dated October 10, 2019. If the merger transaction does not close, the loan will mature three months following the special meeting of the Company’s stockholders called to approve the merger transactions. The loan accrues interest at 11% per annum and is also due in full upon repayment, subject to an increased default interest rate in certain limited circumstances.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the form of the Loan Agreement which is filed herewith as Exhibit 10.4 hereto and incorporated by reference herein in its entirety.

Amendment to Merger Agreement

On February 21, 2020, the Company, AFE and SES Merger Sub, Inc. (“Merger Sub”) entered into an amendment to the Agreement and Plan of Merger dated October 10, 2019 by and among SES, AFE and Merger Sub (the “Merger Agreement”). The amendment extends the outside date for termination of the Merger Agreement from April 15, 2020 to May 11, 2020.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the form of the amendment which is filed herewith as Exhibit 2.1 hereto and incorporated by reference herein in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 regarding the Loan Agreement is incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 20, 2020, the Company received an additional delinquency notification letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) due to the Company’s continued non-compliance with Nasdaq Listing Rule 5250(c)(1) as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 (the “Form 10-Q”). The Company is required to deliver a plan with respect to this deficiency to the Nasdaq Hearings Panel by February 27, 2020.

In addition, on February 21, 2020, the Company issued a press release related to the Nasdaq notice. A copy of the press release is attached hereto as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

The discussions in Item 1.01 regarding the shares of common stock issuable in connection with the debentures and warrants under the Securities Purchase Agreement are incorporated by reference into this Item 3.02.

Item 9.01 Exhibits.

2.1	First Amendment to Agreement and Plan of Merger by and among the Company, Australian Future Energy Pty Ltd and SES Merger Sub, Inc. dated February 21, 2020.

10.1	Form of Securities Purchase Agreement between the Company and the holders named therein dated February 19, 2020.

10.2	Form of Additional Interim Debenture.

10.3	Form of Series A Additional Interim Warrant.

10.4	Form of Series B Additional Interim Warrant.

10.5	Loan Agreement between the Company and Australian Future Energy Pty Ltd. dated February 18, 2020.

99.1	Press release dated February 21, 2020.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by the Company and AFE in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to the possibility that the companies may be unable to obtain stockholder approval or satisfy the other conditions to closing. The Company’s annual report on Form 10-K for the year ended June 30, 2019, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. The Company and AFE undertake no obligation to revise or update publicly any forward-looking statements, except as required by law.

Additional Information about the Transaction

In connection with the proposed transaction, the Company has filed with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of the Company relating to the Common Stock to be issued pursuant to the Merger. The proxy statement/prospectus includes important information about both the Company and AFE. The Company also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AFE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents when available free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company can be obtained free of charge from the Company’s website at www.synthesisenergysystems.com.

Participants in Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on January 13, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: February 21, 2020	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

Exhibit Index

2.1	First Amendment to Agreement and Plan of Merger by and among the Company, Australian Future Energy Pty Ltd and SES Merger Sub, Inc. dated February 21, 2020.

10.1	Securities Purchase Agreement between the Company and the holders named therein dated February 19, 2020.

10.2	Form of Additional Interim Debenture.

10.3	Form of Series A Additional Interim Warrant.

10.4	Form of Series B Additional Interim Warrant.

10.5	Loan Agreement between the Company and Australian Future Energy Pty Ltd. dated February 18, 2020.

99.1	Press release dated February 21, 2020.